POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Brian J. Beckett, being a Director and Chief Financial Officer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Douglas G. Wolff, Justin F. Carroll, and Alison J. Pollock, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XIV (BridgePoint)	333-208859
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2025.

BRIAN BECKETT
Brian J. Beckett

SUBSCRIBED AND SWORN to before me this 24th day of April, 2025.

LINDA M. HOUSTON
Notary Public

My Commission Expires:

03/25/2026

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Rui Guo, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Douglas G. Wolff, Justin F. Carroll, and Alison J. Pollock, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XIV (BridgePoint)	333-208859
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2025.

RUI GUO
Rui Guo

SUBSCRIBED AND SWORN to before me this 24th day of April, 2025.

Notary Public

My Commission Expires:

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Douglas G. Wolff, Justin F. Carroll, and Alison J. Pollock, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XIV (BridgePoint)	333-208859
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2025.

JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 24th day of April, 2025.

Notary Public

My Commission Expires:

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Joseph W. Wittrock, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Douglas G. Wolff, Justin F. Carroll, and Alison J. Pollock, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XIV (BridgePoint)	333-208859
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2025.

JOSEPH W. WITTROCK
Joseph W. Wittrock

SUBSCRIBED AND SWORN to before me this 24th day of April, 2025.

Notary Public

My Commission Expires:

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director and Chief Executive Officer of SECURITY BENEFIT LIFE INSURANCE COMPANY, a Kansas stock insurance company (the “Company”), by these presents do make, constitute and appoint Justin F. Carroll and Alison J. Pollock, and each of them, my true and lawful attorney, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
Parkstone Variable Annuity Account	033-65654
SBL Variable Annuity Account	002-31020
SBL Variable Annuity Account III	002-71599
SBL Variable Annuity Account IV	002-72282
SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS, Variflex Signature)	033-85592
SBL Variable Annuity Account XI (Scarborough)	333-84159
SBL Variable Annuity Account XIV (AdvanceDesigns, AEA Valuebuilder, NEA Valuebuilder, SecureDesigns, Security Benefit Advisor)	333-41180
SBL Variable Annuity Account XIV (AdvisorDesigns)	333-52114
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director)	333-120399
SBL Variable Annuity Account XIV (EliteDesigns, EliteDesigns (2011), EliteDesigns II)	333-138540
SBL Variable Annuity Account XIV (BridgePoint)	333-208859
SBL Variable Annuity Account XVII (ClassicStrategies)	333-111589
SBL Variable Annuity Account XVII (ThirdFed)	333-124509
SBL Variable Universal Life Insurance Account	002-92603
Security Varilife Separate Account (Security Elite Benefit)	033-77322
Security Varilife Separate Account (Varilife)	033-73724
T. Rowe Price Variable Annuity Account	033-83238
Variflex Separate Account (Variflex, Variflex ES)	002-89328

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2025.

DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 24th day of April, 2025.

Notary Public

My Commission Expires: